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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 22, 2001


                                   IMPATH INC.
               (Exact Name of Registrant as Specified in Charter)





            Delaware                    0-27750                13-3459685
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)

521 West 57th Street, New York, New York                         10019
(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 698-0300
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

                  On October 22, 2001, IMPATH Inc. (the "Company") announced that it has agreed to preliminary terms with the United States Department of Justice with regard to its investigation into one of the Company's billing practices. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit 99.1 - Press Release issued on October 22, 2001 by IMPATH Inc.















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2001
                                   IMPATH INC.



                                   By:   /s/ Richard Rosenzweig
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                                      Name:  Richard Rosenzweig
                                      Title: Vice President and General Counsel














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                                  Exhibit Index



Exhibit 99.1 - Press Release issued on October 22, 2001 by IMPATH Inc.

















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